AETNA SERIES FUND, INC.
                               Class A and Class I

      Supplement dated May 1, 1998 to the Prospectus dated February 2, 1998

The information in this Supplement updates and amends the information contained in the Prospectus dated February 2, 1998 and should be read with that Prospectus.


SHARES OF THE FUND OR ANY SERIES THEREOF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


The following changes become effective on May 1, 1998: The principal underwriter for Aetna Series Fund, Inc. (the "Fund") will change from Aetna Investment Services, Inc. to Aeltus Capital, Inc. (ACI). ACI is a wholly owned subsidiary of Aeltus Investment Management, Inc., the Fund's investment adviser, and an indirect wholly owned subsidiary of Aetna Inc.


Kenneth H. Bragdon will serve as manager for the Aetna Growth Fund ("Growth"). Previously, Mr. Bragdon served as co-manager of Growth with Peter Canoni.


With respect to the Letter Of Intent and Right Of Accumulation provisions described on page 27 of the Class A Prospectus, shares of Aetna Money Market Fund or any other money market fund advised by Aeltus are not included in determining whether reduced front-end sales charges apply.


The eligibility categories for Class I shares have changed as follows:
       Certain registered investment advisers investing a minimum of $1 million may purchase Class I shares.
       Class I shares will no longer be available for IRA rollover accounts.


With respect to the Front-end Sales Charge Waivers provision described on pages 27-28 of the Class A Prospectus, the following paragraphs will replace paragraphs 3-12 in their entirety:

3. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either directly in any Series of the Fund or indirectly through an unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (Aetna) or any affiliate thereof.
4. Certain trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets over which the trust companies and bank trust departments have full or shared investment discretion.
5. Certain retirement plans that are sponsored by an employer with at least
     25 employees and either (a) have plan assets of $1 million or more or
     (b) agree to invest at least $500,000 in the Fund over a 13-month period.
6. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

7. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.
8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.
9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.





4.18.9                                                              May 1, 1998

                             AETNA SERIES FUND, INC.
                               Class A and Class I

     Supplement dated May 1, 1998 to the Statement of Additional Information dated February 2, 1998

The information in this Supplement updates and amends the information contained in the Statement of Additional Information (Statement) dated February 2, 1998 and should be read with that Statement and the Prospectus.


The principal underwriter for Aetna Series Fund, Inc. (the "Fund") will change from Aetna Investment Services, Inc. to Aeltus Capital, Inc. (ACI). ACI is a wholly owned subsidiary of Aeltus Investment Management, Inc., the Fund's investment adviser, and an indirect wholly owned subsidiary of Aetna Inc.


With respect to the Letter Of Intent provision described on pages 25-26 of the Statement, shares of Aetna Money Market Fund or any other money market fund advised by Aeltus are not included in determining whether reduced front-end sales charges apply.


The provision Front-End Sales Load Waivers described on page 27 of the Statement, has been renamed Right of Accumulation/Cumulative Quantity Discount. With respect to that provision shares of Aetna Money Market Fund or any other money market fund advised by Aeltus are not included in determining whether reduced front-end sales charges apply.




4.18.10                                                             May 1, 1998